STOCK ACQUISITION

AGREEMENT

This Stock Acquisition Agreement (the "Agreement") dated effective as of the 29th day of September 2006, is made by and among HARRELL HOSPITALITY GROUP, INC., a Delaware corporation ("HHG"), Square Rock, Ltd. and Global Trek Property Holdings, L.P. (together, the "Purchasers") and provides as follows:

R E C I T A L S

HHG desires to sell, and the Purchasers desire to purchase certain shares (the "New Shares") of the authorized Class A $0.002 par value voting common capital stock of HHG (the "Common Stock");

In consideration of the mutual promises of the parties; in reliance on the representations, warranties, covenants, and conditions contained in this Agreement; and for other good and valuable consideration, the parties agree as follows:

ARTICLE 1

PURCHASE OF STOCK

1.01. Purchase of Stock. HHG agrees to sell, convey, transfer, assign, and deliver to Purchasers New Shares equal to ninety percent (90%) of the total number of outstanding shares of Common Stock of HHG immediately after such issuance. Purchasers have entered into the Subscription Agreement and Representations and Warranties attached as Exhibit "A".

1.02. Purchase Price. The purchase price for the New Shares (the "Purchase Price") shall be $250,000.00 cash at closing, plus commitments from the Purchasers for not less than an additional $250,000.00 of working capital should such additional working capital be needed within two years from Closing. In addition, at some future point after Closing, Purchasers' will use their best efforts to assign to HHG Purchasers' existing revenue producing contracts (the "Revenue Contracts").

1.03 Closing. The closing of the purchase and sale of the New Shares (the "Closing") shall be held at the offices of Thomas, Cinclair & Beuttenmuller, P.C., 5335 Spring Valley Road, Dallas, Texas 75254, on October 20, 2006, or as soon as practicable thereafter following satisfaction of the closing conditions set forth in Article 2 hereof (the "Closing Date"). In the event that the Closing has not occurred by December 31, 2006 through no fault of Purchasers, Purchasers shall have the right to terminate this Agreement by written notice to HHG. At the Closing, HHG will deliver or cause to be delivered by its transfer agent a certificate evidencing the New Shares to the Purchasers, in the name of the Purchasers (or any designee of the Purchasers) and such other documents and instruments necessary to vest in the Purchasers good record title to, and beneficial ownership of, the New Shares free and clear of all liens, together with evidence of payment of applicable transfer or issuance taxes, if any. At Closing, Purchasers shall deliver the cash portion of the Purchase Price and deliver the capital commitment in substance and form substantially similar to Exhibit "B" attached hereto.

1.04 Compliance with Securities Laws. Purchasers and HHG agree to comply with all securities laws applicable to each in the performance of this Agreement, including U.S. federal securities laws and the laws of any other jurisdiction to which each may be subject. Purchasers acknowledges that within ten (10) days of the Closing Date Purchasers will be required to file a Form 13D with the Securities Exchange Commission (the "SEC").

1.05 Restrictions on Transfer. Purchasers understand and agree that, the Shares are not registered, and even if registered, Purchasers will be deemed affiliates of HHG and the Shares deemed "restricted securities" subject to the resale restrictions of the Securities Act of 1933 (the "Securities Act") and Rule 144 promulgated thereunder.

ARTICLE 2

CONDITIONS TO CLOSING

As conditions to Closing, the following must have occurred and be existing on the Closing Date:

2.01 Cancellation of Options. The existing options to purchase Common Stock must have been exercised or cancelled. This will be deemed satisfied if, immediately after closing, the total aggregate options to purchase Common Stock does not exceed 0.5% (one-half of one percent) of the number of outstanding shares of Common Stock of HHG.

2.02 Number of Issued and Outstanding Shares. The total number of shares of Common Stock outstanding immediately before the sale to Purchasers shall be not more than 1,600,000.

2.03 Representations and Warranties. The representations and warranties of HHG and Purchasers shall be true and correct in all material respects.

2.04 Disposition of Hospitality Assets. HHG shall have disposed of all management contracts, hotel agreements, hospitality subsidiaries and other hospitality assets. HHG shall have no material assets, other than cash, promissory notes or other assets approved by Purchasers in writing. In any transactions to dispose of hospitality assets, HHG shall receive blanket indemnification from the purchasers of such assets against any liability, cost or expense arising from hotel acquisition, operation, or management, or otherwise relating to the hospitality industry, whether the events giving rise to claims for liability occurred before or after the sale.

2.05 No Liabilities. HHG shall have no material liabilities, except as disclosed to Purchasers and approved by Purchasers in writing.

2.06 Provision for Class A Preferred. HHG shall redeem or cancel all outstanding shares of its Class A Preferred Stock. In the alternative, HHG may also satisfy this condition by having unrestricted (i) cash, or (ii) secured promissory notes (secured by collateral reasonably acceptable to Purchaser as to type and amount), or (iii) such other unencumbered assets as Purchaser in its discretion may approve in writing, available in HHG to service and redeem the Class A Preferred Stock.

ARTICLE 3

REGISTRATION RIGHTS

3.01 Demand Registration Rights. If HHG shall receive from Purchaser, at any time beginning on first (1st) anniversary date of the execution of this Agreement and concluding on the fifth (5th) anniversary of the execution of this Agreement, a written request that HHG effect any registration with respect to all, but not less than all, of the New Shares in an offering to be firmly underwritten by underwriter(s) selected by the Purchaser (which underwriter(s) shall be reasonably acceptable to HHG). HHG shall, as soon as practicable, use its best efforts to file a registration statement covering the New Shares so requested to be registered and to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act and as would permit or facilitate the sale and distribution of all of such New Shares as are specified in such request). The registration statement filed pursuant to the request of the Purchaser shall include other securities of HHG, with respect to which registration rights have been granted, and may include securities of HHG being sold for the account of HHG.

3.02 Piggyback Registration. If HHG proposes to register any of its Common Stock either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 3.1 hereof), HHG shall use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance) all the New Shares specified in a written request or requests, made by the Purchaser and received by HHG within fifteen (15) days after the Purchaser's receipt of written notice from HHG regarding the proposed registration, which written request may specify the inclusion of all or a part of Purchaser's New Shares.

3.03 Expenses of Registration. All registration expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 3.1 and 3.2 hereof, shall be borne by HHG; provided, however, that the Purchaser shall bear the registration expenses for any registration proceeding begun pursuant to Section 3.1 and subsequently withdrawn by the Purchaser. All selling expenses relating to securities registered pursuant to Sections 3.1 and 3.2 hereof, shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF HHG

In order to induce Purchaser to enter into this Agreement, except as disclosed in writing to Purchaser, HHG represents, warrants, and covenants to Purchaser, effective as of the date of this Agreement and again as of the Closing Date, as follows:

4.01. Corporate Existence; Qualification. HHG is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified or licensed and in good standing in all jurisdictions in which the nature of its business or the properties owned by it require it to be qualified or licensed to do business.

4.02. Capitalization. HHG has 100,000,000 shares of Class A, $.002 par value Common Stock authorized, of which, at the date of this Agreement, 14,051,013 shares are issued and outstanding. HHG expects to effect a 1 for 10 reverse split of the Common Stock, such that, at the Closing Date and prior to the issuance of the Shares, the number of issued and outstanding shares of Common Stock will be reduced tenfold. HHG has 1,000,000 shares of Class A Preferred Stock, $1.00 per share par value, authorized, of which 243,331 preferred shares are issued and outstanding. The outstanding preferred shares are nonvoting, noncumulative, nonconvertible and provide for a 10% dividend (annually). Except as specifically set forth on Exhibit "C", hereto, there are no outstanding subscriptions, options, contracts, commitments, warrants, calls, agreements, understandings or other arrangements or rights of any character affecting or relating in any manner to the issuance of stock or other securities of HHG (whether by subscription, option, exchange, right of conversion, right of refusal or otherwise) or entitling anyone to acquire shares of stock or other securities of any kind of HHG.

4.03. Authority. HHG has all requisite right, power and authority to own, lease and operate its properties, and to carry on its business as its business has previously been carried on. The execution, delivery and performance by HHG of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the board of directors of HHG. This Agreement and any other agreement contemplated hereby has been or will be as of the Closing Date, duly executed and delivered by HHG and constitutes or will constitute a valid and legally binding obligation of HHG, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.04 Absence of New Commitments. Since June 30, 2006, HHG has not entered into any contract, commitment, or transaction which has not consummated prior to the Closing Date or which obligates HHG to perform services or pay funds to any party following Closing.

4.05 Voting Agreements. HHG is not party to any voting or shareholder agreement still in effect. To the knowledge of HHG, there are no shareholder or voting agreements among shareholders of HHG that affect the existing shares of Common Stock.

4.06. Tax Returns. To the best of its knowledge and belief, HHG has: (a) filed in accordance with applicable laws all federal, state, and local tax returns required to be filed by it; (b) paid all taxes, assessments, penalties, and interest charges shown to be due and payable on each such return or otherwise due or to become due or required to be paid; and (c) accrued or created reserves for all taxes due or to become due by it for all periods ending before, on or with the date of this Agreement and the Closing Date. The income tax liabilities of HHG have been satisfied or properly accrued and reflected on its financial statements for all taxable years prior to and including the taxable year ended September 30, 2006. HHG has not been delinquent in the payment of any tax, assessment or governmental charge, nor has any tax deficiency been proposed or assessed against it which has not been satisfied. HHG has not executed any waiver of the statute of limitations on the assessment or collection of any tax.

4.07 Litigation. There is no litigation pending or threatened against HHG. HHG is not subject to or bound by any court, regulatory commission, board or administrative judgment, order or decree, and there are no actions, proceedings or investigations pending or threatened against the Company, that, either in any case or in the aggregate, would result in any material adverse effect on HHG or would prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

4.08 Rights and Authorizations. HHG owns or holds all licenses, permits, approvals, and other authorizations (collectively "Authorizations") which are used in or required in connection with HHG's business. HHG have no knowledge and have not received any notice that any such Authorization is not valid or sufficient or in full force and effect. Neither the execution and delivery nor the consummation of the transactions contemplated hereby will cause a termination of, or interfere in any respect with, the operation under any such Authorizations.

4.09. Disclosure. No representation or warranty made by HHG in this Agreement or in any filings with the SEC as required under the Act or the Securities Exchange Act of 1934 (the "Exchange Act") contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein not misleading.

4.10. Compliance with Laws. HHG has conducted its business and used its property in substantial compliance with all applicable federal, state and local environmental, land use, and zoning laws and regulations, except where the failure to comply with such laws and regulations, in the aggregate, has not and will not have a material adverse effect on HHG.

4.11 Documents Genuine. All originals and/or copies of HHG's articles of incorporation and bylaws, each amended to date, and all minutes of meetings and written consents in lieu of meetings of shareholders, directors and committees of directors of HHG, financial data and any and all other documents, material, data, files or information which have been or upon request will be furnished to Purchaser, are true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or materials.

4.12 Consents/Approvals/Conflicts. Except for the compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for HHG to consummate the sale of the Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of HHG's articles of incorporation or bylaws, as amended to date, or any note, mortgage, indenture, deed of trust or other agreement or instrument to which HHG is a party or by which it is bound nor, to the best of HHG's knowledge and belief, any existing law, rule, regulation or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over HHG, nor result in creation of any lien or other encumbrance upon the Shares.

4.13 Environmental Matters. HHG has received no written notice of any investigation or inquiry by any governmental entity under any applicable laws pertaining to the health or the environment, including without limitation (i) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments ans Reauthorization Act of 1986, as amended, and (ii) the Resource Conservation and recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. To the actual knowledge of HHG, HHG has not disposed of any hazardous substance on any property owned or leased by HHG and no condition exists on such property which would subject HHG or such property to any remedial obligations under any applicable environmental laws.

4.14 Labor Relations. HHG has not experienced and is not currently experiencing, nor does HHG know of any reason to expect, any labor troubles or strikes, work stoppages, slow-downs or other material interference with impairment of the business of HHG by labor, nor has HHG committed any unfair labor practice. HHG is not currently experiencing, nor does HHG know of, any current or contemplated union organization effort or negotiations, or requests for negotiations, for any representation or any labor contract relating to the employees of HHG.

4.15 Finder's Fee. HHG is not, and neither HHG nor the Purchasers shall become, obligated with respect to any finder's, broker's or agent's fee in connection with the transaction contemplated hereby.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF PURCHASER

PURCHASER represents, warrants, and covenant to HHG, effective as of the date of this Agreement and again as of the Closing Date, as follows:

5.01. Authorization. Purchasers have full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. At Closing, the governing persons of Purchasers shall have duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and no other proceeding on the part of Purchasers will be necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchasers and constitute the valid and binding agreement of Purchasers, enforceable against them in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and except as such enforceability may be affected by equitable principles (whether considered in a proceeding at law or in equity).

5.02 Compliance with Securities Laws. Purchasers have complied with all securities laws applicable to it them connection with the transactions contemplated by this Agreement, including any applicable laws of any jurisdiction under which Purchaser is incorporated or authorized to do business.

5.03 Experience and Knowledge. Purchasers have such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in HHG and the suitability of the securities subscribed for as an investment for Purchasers.

5.04 Information Provided. Purchasers have received and have read HHG's most recent Form 10-KSB annual report for the fiscal year ended September 30, 2005 and Form 10- QSB quarterly report for the nine month period ended June 30, 2006, on file with the SEC (all such reports, the "Public Information"). Purchasers have received and read this Agreement, including all exhibits annexed hereto, and Purchasers confirm that all documents, records and books pertaining to Purchasers' proposed investment in HHG have been made available to Purchasers. Purchasers have had an opportunity to ask questions of and received satisfactory answers from HHG or any person or persons acting on HHG's behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the Purchasers. Purchasers have received no representations or warranties from HHG or its directors, officers, employees or agents, other than those contained in the Public Information or this Agreement.

5.05 Speculative Investment. Purchasers represent that (i) it has been called to Purchasers' attention, by those individuals with whom Purchasers have dealt in connection with Purchasers' investment in HHG, that Purchasers' investment in HHG is speculative and involves a high degree of risk of loss by Purchasers of Purchasers' entire investment in HHG and that Purchasers must bear the economic risk of such investment for an indefinite period of time because there is currently no market for the Shares, (ii) no assurances are or have been made regarding any economic advantages (including tax) that may inure to the benefit of the Purchaser, (iii) no assurances are or have been made concerning dividends or capital distributions by HHG of cash to its shareholders, and (iv) Purchasers are aware that Purchasers' subscription constitutes an obligation of Purchasers. Purchasers are able to bear the economic risk of the investment in the securities subscribed for, and Purchasers have sufficient net worth to sustain a loss of Purchasers' entire investment in HHG without economic hardship if such a loss should occur.

5.06 Revenue Contracts. Purchasers represent that (i) the Revenue Contracts are in full force and effect and have not been terminated, (ii) Purchasers have the right to cause the assignment of the Revenue Contracts to HHG, (iii) that the Revenue Contracts are free and clear of any security interest or encumbrance, and have not been pledged to any party.

ARTICLE 6

COVENANTS OF HHG

HHG hereby covenants and promises to Purchaser as follows:

6.01 Conduct of Business of HHG. During the period from the date of this Agreement to the Closing Date, HHG will conduct its business and operations prudently and consistent with past practice (except as may be necessary to satisfy the conditions to Closing), and will not take actions (or fail to act) in a manner that will prevent satisfaction of the conditions to Closing. HHG will use its reasonable best efforts to try to achieve satisfaction of the conditions to Closing in a timely manner.

6.02. Access to Information. HHG will afford Purchasers and their representatives access, during normal business hours, to all of its business, operations, properties, books, files and records and will cooperate in Purchasers' examination thereof. Purchasers agree that all information, including the existence and contents of this Agreement and the other agreements among the parties, so provided will be treated as confidential (except for necessary disclosures to professional advisors, and except for securities law disclosures), that Purchasers will not disclose or make any use of such confidential information unless the same is or shall become available to it through nonconfidential means or shall otherwise come into the public domain. If the transactions contemplated by this Agreement are not consummated for any reason, then after this Agreement is terminated, Purchasers will continue to hold in confidence all information obtained from HHG and will return to HHG all copies of any confidential documents obtained by Purchasers in connection with the transactions contemplated by this Agreement.

ARTICLE 7

GENERAL

7.01. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be deemed to have been duly given when (i) personally delivered to the address set forth below, or (ii) when transmitted by confirmed facsimile (with a copy provided by another means specified in this paragraph), or (iii) one (1) business day after being deposited for next day delivery with a recognized national overnight courier service with a reliable system for tracking delivery, or (iv) three (3) business days after the day of mailing, when mailed by U.S. certified mail, return receipt requested, postage prepaid. A party may change its address by written notice to the other party. All notices and other communications shall be given as follows:

Purchasers:

SQUARE ROCK, LTD.

      2213 High Pointe Drive

Corinth, Texas 76210

Attn: Daniel Cofall

And

World Trek Group, Inc.

        6675 Gatewick Drive

Frisco, Texas 75035

Attn: Anthony Renteria

HHG:

Harrell Hospitality Group, Inc.

P.O. Box 260238

Plano, Texas 75026

Attn: Paul L. Barham

7.02. Integrated Agreement. This instrument contains and constitutes the entire agreement between and among the parties herein and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof. There are no agreements, understandings, restrictions, warranties or representations among the parties relating to the subject matter hereof other than those set forth or referred to herein. All exhibits attached hereto and all schedules delivered pursuant hereto are hereby incorporated herein and made a part of this Agreement. This instrument is not intended to have any legal effect whatsoever, or to be a legally binding agreement or any evidence thereof, until it has been signed by all parties hereto. Any reference to this Agreement shall be deemed to also refer to the exhibits, schedules, and attachments hereof.

7.03. Construction. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter gender thereof or to the plurals of each, as the identity of the person or persons or the context may require. The descriptive headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision contained herein.

7.04. Invalidity. If any provision contained in this Agreement shall for any reason be held to be invalid, illegal, void or unenforceable in any respect, such provisions shall be deemed modified so as to constitute a provision conforming as nearly as possible to such invalid, illegal, void or unenforceable provisions while still remaining valid and enforceable, and the remaining terms or provisions contained herein shall not be affected thereby.

7.05. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

7.06 Litigation Expense. In any action brought by a party hereto to enforce the obligations of any other party hereto, the prevailing party shall be entitled to collect from the other parties to such action such party's reasonable attorneys' and accountants' fees, court costs and other expenses incidental to such litigation.

7.07 Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

7.08 Amendment and Waiver. This Agreement may be amended at any time, but only by an instrument in writing executed by both parties hereto. A party hereto may waive any requirement to be performed by the other party, provided that such waiver shall be in writing and executed by the party waiving the requirement.

7.09. Time of Essence. Time shall be of the essence with respect to the performance by the parties hereto of their respective obligations hereunder.

7.10. Negation of Third-Party Beneficiary. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement.

7.11. Survival of Representations and Warranties. The representations, covenants, and warranties contained in this Agreement shall survive the Closing Date for a period of two (2) years and shall be true on and as of the Closing Date and any subsequent closing as provided herein as if specifically made thereon. However, the survival period shall be tolled and suspended at such time and for any period of time at or during which (i) any party hereto gives notice of a claim for a breach of a representation, warranty, covenant, or indemnity prior to the expiration date of the survival period, or (ii) any such breach of a representation, warranty, covenant, or indemnity occurs and involves fraud or willfulness, and (iii) the breach of any such representation, warranty, covenant, or indemnity has been within the actual knowledge of the offending as to the nature and extent of the matter giving rise to the breach.

7.12. Mediation. The parties agree to negotiate in good faith in an effort to resolve any dispute related to this Agreement or the transactions contemplated by this Agreement that may arise. If the dispute cannot be resolved by negotiation, before instituting litigation, the parties agree that the dispute will be submitted to mediation. The parties to the dispute will choose a mutually acceptable mediator in Dallas County, Texas, and the parties will share the cost of the mediator equally.

7.13. Governing Law. This Agreement has been made and entered into in Dallas County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas, and the obligations of the parties hereunder are performable in Dallas County, Texas. Each of the parties hereby irrevocably consents and submits to the exclusive jurisdiction of the courts of Dallas County, Texas in any proceeding brought to construe or enforce, or otherwise affecting, this Agreement.

[SPACE ON THIS PAGE IS INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed below.

HHG:

HARRELL HOSPITALITY GROUP, INC.,

a Delaware corporation

By:____________________________

Paul L. Barham,

  Chief Executive Officer

Purchasers

  GLOBAL TREK PROPERTY HOLDINGS, LP., a Texas limited partnership

    By: World Trek Group, Inc., its general partner

                  By: ___________________________________
    Anthony Renteria, President

SQUARE ROCK, LTD., a Texas limited partnership

By: NovaMode, Inc., its general partner

  By: _____________________________________
    Daniel M. Cofall, President

EXHIBIT "A"

SUBSCRIPTION AGREEMENT AND

REPRESENTATIONS AND WARRANTIES

Harrell Hospitality Group, Inc.

P.O. Box 260238

Plano, Texas 75026

Gentlemen:

THE UNDERSIGNED ACKNOWLEDGES HIS UNDERSTANDING THAT THIS OFFERING HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS MADE IN RELIANCE UPON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), CONTAINED IN SECTION 4(2) THEREOF AND RULE 505 OF REGULATION D PROMULGATED THEREUNDER. THE UNDERSIGNED ALSO ACKNOWLEDGES THAT THE OFFERING HAS NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE AND IS MADE IN RELIANCE UPON EXEMPTIONS FROM ANY SUCH REGISTRATIONS.

The undersigned understands and acknowledges that his obligations under this Subscription Agreement are subject to the terms and conditions described in the Stock Acquisition Agreement, the terms of which are hereby incorporated herein by this reference.

The undersigned acknowledges that he understands the speculative nature and risks involved in the proposed investment.

I. Covenants and Representations of the Undersigned

The undersigned acknowledges that Harrell Hospitality Group, Inc. (the "Corporation") will be relying on the information and representations of the undersigned set forth herein in determining whether the undersigned will be eligible to acquire shares of the Corporation's common stock, of no par value (the "Shares"). The undersigned represents and warrants that such information is true and correct as of the date of this Subscription Agreement. Moreover, the undersigned further represents and warrants the following:

1. That the undersigned (a) is financially able to bear the economic risks of investment in the Shares and has no need for liquidity in this investment; (b) acknowledges that an important consideration bearing on a person's ability to bear the economic risk of investment in the Shares is whether the purchaser thereof can afford a complete loss of his entire investment in the Corporation; and (c) can afford a complete loss of his entire investment in the Corporation.

2. That the undersigned has such knowledge and experience in financial and business matters in general and with respect to securities of a nature similar to investment in the Shares so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, investment in the Shares or, in the alternative, the undersigned and his purchaser representative together have such knowledge and experience in financial and business matters that they are, therefore, capable of evaluating the merits and risks of, and making an informed business decision with regard to, investment in the Shares.

3. That the undersigned is investing in the Shares solely for his own account and not with a view to, or for resale in connection with, any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, and that he is not participating, directly or indirectly, in an underwriting of any such distribution or offering.

4. That the undersigned is an individual who will own all legal and beneficial interest in the Shares (except to the extent of the rights of a spouse) and that the undersigned is not purchasing as representative, agent, trustee or joint owner with any other person, persons or entity.

5. That the undersigned and his purchaser representative, if any, (a) have received from the Corporation all the information they have deemed necessary to make an informed investment decision with respect to an acquisition of an interest in the Corporation; (b) have received and read the Stock Acquisition Agreement; (c) have had the unrestricted opportunity to make such investigation as they have desired pertaining to the Corporation and the acquisition of an interest therein and to verify the information furnished to them; and (d) have had the opportunity to ask questions of the representatives of the Corporation concerning the Corporation.

6. That undersigned understands that he must bear the economic risk of the investment in the Shares for an indefinite period of time because (a) the Shares have not been registered under the Act and applicable state securities laws; (b) the Shares may therefore not be sold, transferred, pledged or otherwise disposed of unless they are subsequently so registered or, in the opinion of counsel for the Company, registration under the Securities Act or any applicable state securities laws is not required.

7. That the undersigned and his purchaser representative, if any, possess such knowledge and experience in financial and business matters that he is capable of evaluating, alone, or together with other purchaser representatives of the purchaser, or together with the purchaser, the merits and risks of the prospective investment.

8. That the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his investment in the Shares will not cause such overall commitment to be disproportionate.

9. That the undersigned understands that the Shares are being sold to him pursuant to the exemptions from registration under the Securities Act and exemptions from registration in applicable state securities and blue sky laws and that the Corporation is relying, in part, upon the covenants and representations made herein as the basis for claiming such exemptions from registration under the Act and the applicable state securities and blue sky laws.

The undersigned acknowledges his understanding of the meaning and legal consequences of the covenants and representations set forth herein, and agrees to indemnify and hold harmless the Corporation, and its respective officers, directors, principals or attorneys from and against any and all loss, costs, damage or liability due to or arising out of any misrepresentation or a breach of any covenants or representations contained herein with respect to this offering. Notwithstanding the foregoing, however, no covenant, representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal or state securities laws.

II. Miscellaneous

This Subscription Agreement shall be binding upon and inure to the benefit of the undersigned and the Corporation and their representative heirs, executors, administrators, legal representatives, successors and assigns.

In case any one or more of the provisions contained in this Subscription Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality of unenforceability shall not affect any other provision hereof, and this Subscription Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

III. Subscription Amount

Having reviewed the Stock Acquisition Agreement and this Subscription Agreement to his/her satisfaction, the undersigned hereby subscribes for __________ shares of the $0.002 par value common stock of Harrell Hospitality Group, Inc. for an aggregate subscription price (the "Subscription Price") of ____________________, and the undersigned submits herewith full payment of the Subscription Price in the form of a wire transfer, certified or bank cashier's check, or money order, in readily available funds in Dallas, Texas, payable in United States dollars to the order of Harrell Hospitality Group, Inc.

Subscriber:

Legal Residence Address:

Social Security Number:

Signature: Date:

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ACCEPTANCE

Harrell Hospitality Group, Inc. accepts the foregoing subscription with respect to _________ shares of the Corporation's common stock, no par value per share, for an aggregate Subscription Price of $_______________, on this ____ day of _________________, 200___.

HARRELL HOSPITALITY GROUP, INC.,

  a Delaware corporation

By:

Paul L. Barham, President

EXHIBIT "B"

CAPITAL COMMITMENT

Effective as of

$250,000.00 October___, 2006

FOR VALUE RECEIVED, SQUARE ROCK, LTD. ("Square Rock") and GLOBAL TREK PROPERTY HOLDINGS, L.P. ("Global Trek@) (jointly and severally, Square Rock and Global Trek are called the BOL 65 \f "WP TypographicSymbols" \s 10Maker@), HEREBY JOINTLY AND SEVERALLY PROMISES TO FUND TO HARRELL HOSPITALITY GROUP, INC., a Delaware corporation ("Holder"), at P.O. Box 260328, Plano, Texas 75026, or at such other place as Holder may designate in writing, the amount of up to:

TWO HUNDRED FIFTY THOUSAND

AND NO/100 DOLLARS ($250,000)

in lawful money of the United States,

in the form of an unsecured loan or an equity investment into Holder in one or more advances (an "Advance"), within (30) days after the date of delivery of the Notice (as hereafter defined). For purposes of this Commitment, the "Notice" shall mean written notice from the Board of Directors of Holder to Maker stating the amount of the Advance, personally delivered or sent to the last known address of Maker. The Notice must follow a duly held meeting or written consent in lieu thereof in which the Board made a finding that (i) in its best reasonable judgment, within the next ninety (90) days following the Notice the working capital of Holder is not going to be sufficient for the expected operating needs of Holder, and (ii) that an amount of at least the Advance is needed to provide adequate working capital for Holder. Notice will be deemed delivered upon the earlier of (i) personal delivery or (ii) one business day following deposit with a nationally recognized delivery service for overnight "next business day" delivery. Maker and Holder may negotiate the terms of issuance of any equity for the Advance, but if no agreement is reached, then the Advance shall be deemed an unsecured loan from Maker to Holder bearing interest at the rate of five percent (5%) per annum, with interest payable annually and all principal payable five (5) years from the date of the Advance.

If not fully drawn upon by two (2) calendar years from the effective date set forth above, this Capital Commitment, or any undrawn balance thereof, shall automatically expire and be of no further force and effect.

  GLOBAL TREK PROPERTY HOLDINGS, LP., a Texas limited partnership

    By: World Trek Group, Inc., its general partner

                  By:
    Anthony Renteria, President

SQUARE ROCK, LTD., a Texas limited partnership

By: NovaMode, Inc., its general partner

  By: _____________________________________
    Daniel M. Cofall, President

EXHIBIT "C"

OUTSTANDING STOCK OPTIONS

NONE